Property, equipment and software, net	12 Months Ended
Dec. 31, 2023
Property, equipment and software, net
Property, equipment and software, net
11.	Property, equipment and software, net
Property, equipment a
n
d software, net consist of the following:

	As of December 31,
	2022	2023

	(RMB in millions)
Electronic equipment	2,663	2,644
Land, building and building improvement	40,642	56,445
Logistics, warehouse and other heavy equipment	14,097	16,653
Vehicles	5,743	7,268
Leasehold improvement	4,550	5,117
Office equipment	640	696
Software	1,033	1,049

Total	69,368	89,872
Less: accumulated depreciation and impairment	(14,288)	(19,837)

Net book value	55,080	70,035

Depreciation expenses were RMB5,000 million, RMB5,295 million and RMB6,088 million for the years ended December 31, 2021, 2022 and 2023, respectively. No material impairment loss
was recorded for the years ended December 31, 2021 and 2022, respectively. For the year ended December 31, 2023, the Group recorded impairment loss of RMB819 million.